UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2015

Central Index Key Number of depositor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Sponsor, Depositor, Originator, Administrator and Servicer of the Issuing Entities described below)

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-192048 333-192048-01	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association 201 North Walnut Street Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 282-5113

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01	Other Events

Chase Issuance Trust, a Delaware statutory trust (the “Issuing Entity”), entered into the Class A(2015-2) Terms Agreement (REOPEN), dated March 17, 2015, pursuant to the Underwriting Agreement, dated February 10, 2015, among the Issuing Entity, Chase Bank USA, National Association and J.P. Morgan Securities LLC.

The Underwriting Agreement was included as Exhibit 1.1(a) to the Form 8-K filed with the Securities and Exchange Commission on February 10, 2015 and is incorporated herein by reference.

On March 17, 2015, Skadden, Arps, Slate, Meagher & Flom LLP delivered its tax opinion with respect to the issuance and sale of $725,000,000 of additional Class A(2015-2) CHASEseries Notes (the “Additional Class A(2015-2) Notes”) to be issued by the Issuing Entity. These Additional Class A(2015-2) Notes form a part of the same tranche and, except as described in the prospectus supplement dated March 17, 2015, have the same terms as, and are fungible with, the Issuing Entity’s $1,400,000,000 Class A(2015-2) CHASEseries Notes which were issued on March 13, 2015. Upon completion of this offering, the aggregate outstanding dollar principal amount of Class A(2015-2) CHASEseries Notes will be $2,125,000,000.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(1.1)	Class A(2015-2) Terms Agreement (REOPEN), dated March 17, 2015, among Chase Issuance Trust, Chase Bank USA, National Association and J.P. Morgan Securities LLC.

(8.1)	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION
as Sponsor, Depositor, Originator, Administrator and Servicer of the Chase Issuance Trust

By:	/s/ Patricia M Garvey
Name:	Patricia M. Garvey
Title:	Executive Director

Date: March 17, 2015